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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 28, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                      0-15864                  95-4091769
----------------                 -----------              --------------
(State or other                  (Commission              (IRS Employer
jurisdiction of                   File No.)               Identification
incorporation)                                                 No.)



455 South Gulph Road       King of Prussia, PA                19406
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(Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 679-2200
               ---------------------------------------------------



                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)
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ITEM 5.

On August 28, 2001 the Company received a letter from the Nasdaq Stock Market indicating that the Company was not in compliance with certain rules for continued listing on the Nasdaq SmallCap Market. The Company has issued a press release in this regard in compliance with Nasdaq rules advising of the Nasdaq determination and the Company's plans to appeal, which release is incorporated into this filing.












































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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

99.1        Press release dated September 4, 2001 regarding Nasdaq Staff
            Determination































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SEDONA CORPORATION




Dated:  September 4, 2001                  By: /s/ William K. Williams
        -----------------                  ----------------------------------
                                           William K. Williams
                                           Vice President and Chief Financial
                                           and Accounting Officer






























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